SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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USA MUTUALS
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USA MUTUALS

700 N. Pearl Street, Suite 900
Dallas, Texas 75201

November 6, 2020

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of USA Mutuals Vitium Global Fund and USA Mutuals Navigator Fund (each, an “Existing Fund” and together, the “Existing Funds”), each a series of USA MUTUALS (“USA MUTUALS”), a Delaware statutory trust.

The purpose of the meeting is to seek your approval in connection with the following proposal.  The Existing Funds are proposing to reorganize into newly created series (each a “New Fund”) of the Northern Lights Fund Trust IV (“Northern Lights”), an open-end management investment company organized as a Delaware statutory trust with its principal offices located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Reorganization”).  Each Existing Fund currently is organized as a series of USA MUTUALS, an investment company with its principal offices located at 700 N. Pearl Street, Suite 900, Dallas, TX 75201.  If shareholders approve the Reorganization, it will take effect on or about January 23, 2021, or such other date as may be agreed upon by the officers of Northern Lights and USA MUTUALS.  At that time, the shares of each Existing Fund that you currently own would be exchanged on a tax-free basis for shares of the corresponding New Fund with the same aggregate value.  No fee increase is proposed.

The meeting is scheduled to be held on December 11, 2020 at 10:00 a.m. Eastern Time.  Please take the time to carefully read the Proxy Statement and cast your vote.

The Reorganization of the Existing Funds will not result in any material change to the objectives, strategies or investment policies of the Existing Funds.  USA Mutuals Advisors, Inc. (“USA Mutuals Advisors”), the investment adviser to each Existing Fund, will continue to serve as the investment adviser to each New Fund.

More information on the specific details and reasons for the proposal is contained in the enclosed Proxy Statement.  The Notice of Special Meeting of Shareholders and the proxy card are also enclosed.  Please read these documents carefully.  The Board of Trustees of USA MUTUALS, on behalf of each Existing Fund, unanimously recommends that you vote “FOR” the Reorganization.

Your vote is important no matter how many shares you own.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope.  You may also vote online by following the instructions found on your proxy card, by telephone at the number provided on the proxy card, or in-person.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of USA MUTUALS may be voted in-person, online using the instructions found on your proxy card, or by written proxy.

If you have any questions about the proposal, please call USA MUTUALS toll-free at 1-866-264-8783 and we will be glad to assist you. If you have any questions about how to cast your vote, you may call our proxy services provider Monday through Friday, 9:00 a.m. – 10:00 p.m. Eastern time, at (800) 714-3306.

Sincerely,

Nick Glocke, Secretary

USA Mutuals Vitium Global Fund
USA Mutuals Navigator Fund

each a series of USA MUTUALS

700 N. Pearl Street, Suite 900
Dallas, Texas 75201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 11, 2020

Dear Shareholders:

The Board of Trustees of USA MUTUALS (“USA MUTUALS”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the USA Mutuals Vitium Global Fund and USA Mutuals Navigator Fund (each, an “Existing Fund” and together, the “Existing Funds”), to be held at the offices of USA Mutuals Advisors, Inc., 735 N. Water Street, Suite 541, Milwaukee, Wisconsin 53202 on December 11, 2020, at 10:00 a.m. Eastern Time, for the following purposes:

1.
To approve a proposed Agreement and Plan of Reorganization attached as Exhibit A to this Proxy Statement, pursuant to which the Existing Funds would reorganize into separate series of Northern Lights Fund Trust IV (“Northern Lights”), an open-end management investment company organized as a Delaware statutory trust.  Under such Agreement and Plan of Reorganization, each Existing Fund would transfer all of its assets into a corresponding newly created series of Northern Lights (each a “New Fund”).  The transfer would be (a) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each Existing Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding Existing Fund.  No fee increase is proposed.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on October 21, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 11, 2020.  A copy of the Notice of Shareholder Meeting and the Proxy Statement (including the proposed Agreement and Plan of Reorganization) are available at https://vote.proxyonline.com/usamutuals/docs/2020.pdf.

By Order of the Board of Trustees

Nick Glocke, Secretary

November 6, 2020

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by voting on the website listed on your proxy card, or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in-person.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” EACH PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly.  Any proposal submitted to a vote at the Special Meeting of Shareholders by anyone other than the officers or trustees of USA MUTUALS may be voted in-person, online at the voting site listed on your proxy card, or by written proxy.  In addition to the solicitation of proxies by mail, you may receive a call from a representative of Northern Lights or from USA MUTUALS if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Special Meeting of Shareholders.

USA Mutuals Vitium Global Fund
USA Mutuals Navigator Fund

each a series of

USA MUTUALS
with its principal offices at
700 N. Pearl Street, Suite 900
Dallas, Texas  75201
____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 11, 2020

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of USA MUTUALS (“USA MUTUALS”) on behalf of the USA Mutuals Vitium Global Fund and USA Mutuals Navigator Fund, (collectively, the “Existing Funds”; and, each individually, an “Existing Fund”), each a series of USA MUTUALS, for use at the Special Meeting of Shareholders of USA MUTUALS to be held at the offices of USA Mutuals Advisors, Inc., 735 N. Water Street, Suite 541, Milwaukee, Wisconsin 53202 on December 11, 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders beginning on or about November 6, 2020.

The meeting has been called by the Board of Trustees of USA MUTUALS for the following purposes:

1.
To approve a proposed Agreement and Plan of Reorganization attached as Exhibit A to this Proxy Statement, pursuant to which the Existing Funds would reorganize into separate series of Northern Lights Fund Trust IV (“Northern Lights”), an investment company organized as a Delaware statutory trust.  Under such Agreement and Plan of Reorganization, each Existing Fund would transfer all of its assets into a corresponding newly created series of Northern Lights (each a “New Fund”).  The transfer would be (a) an exchange of your shares for shares for the corresponding class of each New Fund, which would be distributed pro-rata by each Existing Fund to its shareholders; and (b) assumption by each New Fund of all liabilities of the corresponding Existing Fund.  No fee increase is proposed.  The Funds affected are presented below.

EXISTING FUNDS (series of USA MUTUALS)	To be Reorganized into	NEW FUNDS (series of Northern Lights)
USA Mutuals Vitium Global Fund	è	USA Mutuals Vitium Global Fund
USA Mutuals Navigator Fund	è	USA Mutuals Navigator Fund

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 21, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

USA MUTUALS undertakes to provide a copy of the Existing Funds’ prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, within one day of the request at no charge by calling the Existing Funds at 1-866-264-8783.  USA MUTUALS undertakes to provide a copy of the New Funds’ prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, when such documents are available, within one day of the request at no charge by calling the New Funds at 1-866-264-8783.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 11, 2020.  A copy of the Notice of Shareholder Meeting and the Proxy Statement (including the proposed Agreement and Plan of Reorganization) are available at https://vote.proxyonline.com/usamutuals/docs/2020.pdf.

Summary of the Reorganization Proposal

Below is a brief summary of the proposal regarding the reorganization of each Existing Fund and how it will affect each such Existing Fund.  We urge you to read the full text of the Proxy Statement.

You are being asked to approve a reorganization of each Existing Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization Plan”) providing for each Existing Fund to reorganize into a corresponding New Fund, at which time each shareholder of an Existing Fund will become a shareholder of the corresponding New Fund (the “Reorganization”).  Each Existing Fund currently is a series of USA MUTUALS.  Each Existing Fund has registered multiple classes of shares–USA Mutuals Vitium Global Fund has registered Institutional Class Shares, Investor Class Shares, Class A Shares and Class C Shares, and USA Mutuals Navigator Fund has registered Institutional Class Shares and Class Z Shares, although Class Z shares are not currently offered for sale.  If the Reorganization Plan is approved by shareholders, each Existing Fund will be reorganized into a new, identically-named New Fund, each of which is a series of Northern Lights.  The Reorganization will not result in any material change to the investment objective or principal investment strategy of any Existing Fund or its fiscal year.  The investment adviser to each New Fund and the fees paid to the investment adviser will not change as a result of the reorganization.  Each shareholder will own the same number of the same class of shares of the New Fund immediately after the Reorganization as the number of identically-named Existing Fund shares and class owned by the shareholder immediately prior to the Reorganization.  Each New Fund will offer substantially the same shareholder services as its corresponding Existing Fund.

Following the Reorganization, the New Funds will have a different Board of Trustees than the Existing Funds, as well as a new chairman of the Board of Trustees.  Following the Reorganization, the distributor, administrator, fund accounting agent, transfer agent and legal counsel will also change, but the fees charged by these new service providers are expected to be the same or lower than those charged by the Existing Funds’ current service providers.

Pursuant to the Reorganization Plan, the Reorganization will be accomplished as follows:  (a) each Existing Fund will transfer all of its assets and liabilities to the corresponding New Fund of Northern Lights, in exchange for shares of such New Fund and the assumption by the New Fund of the liabilities of the corresponding Existing Fund, (b) each Existing Fund will distribute the corresponding New Fund’s shares to its shareholders, and (c) each Existing Fund will be liquidated and terminated.  The interests of the shareholders of each Existing Fund will not be diluted as a result of the Reorganization.  A form of the Reorganization Plan is attached hereto as Exhibit A.

The Board of Trustees recommends a vote “FOR” this proposal.  For information about the anticipated benefits of the Reorganization, see “REASONS FOR THE PROPOSED REORGANIZATION” below.

THE REORGANIZATION OF THE EXISTING FUNDS

At a meeting of the Board of Trustees of USA MUTUALS held on September 22, 2020, the USA MUTUALS Trustees, including the members of the Board of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Existing Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

Reasons For The Proposed Reorganization

USA Mutuals Advisors, Inc. (the “Adviser” or “Advisor”) requested that the Board consider the Reorganization.  The Adviser represented to the Board that the New Funds will have greater opportunity for asset growth because the Adviser believes that having the New Funds in a larger series trust will enhance the Adviser’s efforts to grow the New Funds by, among other things, allowing for marketing of Northern Lights and the economies of scale associated with a larger series trust.  Northern Lights plans to launch two additional funds managed by the Adviser, and having the New Funds in the same trust as these funds, will allow for greater efficiencies, productivity and communication with respect to the New Funds’ marketing and distribution efforts.  The Adviser also represented that shareholders of the Existing Funds would not be required to pay for the Reorganization because the Adviser would bear all costs associated with the Reorganization (and would bear such costs whether or not the Reorganization is consummated).  Finally, the Adviser assured the Board that the Reorganization would not result in any material changes to the investment objectives or strategies, or any change in the portfolio management team of any Existing Fund.  The Board, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser.

Summarized below are the key factors considered by the Board:

•
The investment objectives, policies and restrictions, as well as the principal strategies, risks and portfolio management arrangements for each New Fund are substantially identical to those of the corresponding Existing Fund, and each New Fund will be managed by the same portfolio manager and in accordance with the same investment strategies and techniques utilized in managing the corresponding Existing Fund immediately prior to the Reorganization.

•
The Reorganization will allow for certain, possible efficiencies through a shared Administrator and trust level management team by streamlining communication between the Adviser’s management and the Northern Lights Board of Trustees and the negotiation and implementation of material agreements.

•
The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser and not the Existing Funds, and the Adviser will bear such costs whether or not the Reorganization is consummated.

•	The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

•	The interests of the shareholders of each Existing Fund will not be diluted as a result of the Reorganization.

•	The costs of the New Funds’ service providers are expected to be lower than the costs of the Existing Funds’ service providers.

The Board now submits to shareholders of each Existing Fund a proposal to approve the Reorganization Plan.  If shareholders approve the proposal, the Board and officers of USA MUTUALS will execute and implement the Reorganization Plan.  If shareholders approve the Reorganization, it will take effect on or about January 23, 2021 (the “Closing Date”) or such other date as may be agreed upon by the officers of Northern Lights and USA MUTUALS in accordance with the Reorganization Plan.

Summary of The Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan, a form of which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.  All information regarding Northern Lights, its operations and the various agreements between Northern Lights and its several service providers have been supplied by the Adviser, and neither USA MUTUALS nor any of its officers or any member of the Board have independently verified the accuracy of such information.

Key Provisions.  The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval.  First, each Existing Fund will transfer all of its assets to a corresponding New Fund, each of which is a series of Northern Lights, in exchange solely for (1) all of the shares of the corresponding New Fund equal to the number of full and fractional shares of the Existing Fund as of the Closing Date and (2) the assumption by such New Fund of all of the liabilities of the corresponding Existing Fund.  Immediately thereafter, each Existing Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders.  This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Existing Fund and transferring those New Fund shares to each such account, by class, in complete liquidation of the Existing Fund.  As a result, every shareholder of an Existing Fund will own the same number and class of shares of the corresponding New Fund as the number and class of Existing Fund shares held by the shareholder immediately before the Reorganization.  For example, if you held 100 Class A shares of the USA Mutuals Vitium Global Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the corresponding New Fund, which will also be called the USA Mutuals Vitium Global Fund.  The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.  All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of the Existing Funds will continue to be able to redeem their shares at the net asset value per share next determined after receipt by the Existing Funds’ transfer agent of a redemption request in proper form.  After the Reorganization, all of the issued and outstanding shares of the Existing Funds will be canceled on the books of the Existing Funds, and the share transfer books of the Existing Funds will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value.  No sales charges will be imposed on the shares of a New Fund issued in connection with the Reorganization.  The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Code.  Therefore, for federal income tax purposes, shareholders should not recognize any gain or loss on Existing Fund shares as a result of the Reorganization.  Nevertheless, shareholders of the Existing Funds are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the New Funds in the Reorganization.

Since the shares of each New Fund will be issued at net asset value in exchange for the net assets of the corresponding Existing Fund having a value equal to the aggregate net asset value of the shares of the Existing Fund immediately prior to the Reorganization, the net asset value per share of each New Fund should remain virtually unchanged solely as a result of the Reorganization.  Thus, the Reorganization should not result in dilution of the net asset value of an Existing Fund or the corresponding New Fund immediately following consummation of the Reorganization, and each shareholder of an Existing Fund will receive the same number of shares of the corresponding New Fund, with the same total dollar value, as the shareholder held of the Existing Fund immediately prior to the Reorganization.

Other Provisions.  The Reorganization is subject to a number of conditions set forth in the Reorganization Plan.  Certain of these conditions may be waived by the Board of Trustees of each of USA MUTUALS and Northern Lights.  The significant conditions include:  (a) the receipt by USA MUTUALS and Northern Lights of an opinion of counsel as to certain federal income tax aspects of the Reorganization (which may not be waived), and (b) the approval of the Reorganization Plan by shareholders of each Existing Fund (which may not be waived).  The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Funds, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach.  Consummation of the Reorganization with respect to any particular Existing Fund is not contingent upon shareholders of the other Existing Fund approving the Reorganization and may be consummated with respect to each Existing Fund where shareholder approval of the Reorganization has been obtained.  In addition, the Reorganization Plan may be amended by the Board of Trustees.  However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of New Fund shares to be issued to shareholders of the Existing Funds.

New Fund shares issued to Existing Fund shareholders in the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

Comparison of The Existing Funds And The New Funds

Investment Objectives, Limitations & Restrictions; Principal Investment Strategies; Risks.  The investment objective of each New Fund is identical to the investment objective of the identically named Existing Fund.

USA Mutuals Vitium Global Fund

Existing Fund Investment Objective	New Fund Investment Objective
Long-term growth of capital	Long-term growth of capital

USA Mutuals Navigator Fund

Existing Fund Investment Objective	New Fund Investment Objective
Capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s (“S&P”) 500® Index in bull markets, and less or negatively correlated in bear markets

Capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s (“S&P”) 500® Index in bull markets, and less or negatively correlated in bear markets

Similarly, the investment limitations and restrictions of each New Fund are substantially similar to those of the identically named Existing Fund.  The difference between the investment limitations of the New Funds and those of the Existing Funds is the relevant Trust.  The “Trust” in the New Funds’ limitations and restrictions is Northern Lights whereas the “Trust” in the Existing Funds’ limitations and restrictions is USA MUTUALS.

Both Funds

Existing Funds Investment Limitations and Restrictions	New Funds Investment Limitations and Restrictions
Each Fund may not:

1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase securities issued by issuers, including real estate investment trusts that invest in real estate or interests therein.

2. Make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may:  (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; or (iv) loan money to other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.  Issue senior securities to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

Each Fund may not:

1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase securities issued by issuers, including real estate investment trusts that invest in real estate or interests therein.

2. Make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may:  (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; or (iv) loan money to other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.  Issue senior securities to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

5. Borrow money in an amount exceeding 33 1/3% of the value of the Fund’s total assets, provided that the Fund may borrow money from other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

6. Invest in other investment companies except as permitted by the 1940 Act.

7. Purchase or sell commodities unless acquired as a result of ownership of other securities or other instruments, except as permitted by the 1940 Act (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by commodities).

5. Borrow money in an amount exceeding 33 1/3% of the value of the Fund’s total assets, provided that the Fund may borrow money from other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

6. Invest in other investment companies except as permitted by the 1940 Act.

7. Purchase or sell commodities unless acquired as a result of ownership of other securities or other instruments, except as permitted by the 1940 Act (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by commodities).

USA Mutuals Vitium Global Fund

Existing Fund Investment Limitations and Restrictions	New Fund Investment Limitations and Restrictions
The Vitium Global Fund may not concentrate its investments in any one industry or sector if, as a result, more than 80% of the Vitium Global Fund’s net assets will be invested in such industry or sector.  This restriction, however, does not prohibit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.  The Vitium Global Fund has adopted policies of concentrating in securities issued by companies within a wide range of industries and sectors consisting of all categories, the selection of which will vary at any given time.  The Vitium Global Fund will concentrate at least 25% of its net assets in a group of industries (but no more than 80% in any single industry) that includes the alcoholic beverages, defense/ aerospace, gaming and tobacco industries, as identified in the Fund’s Prospectus.

The Vitium Global Fund may not concentrate its investments in any one industry or sector if, as a result, more than 80% of the Vitium Global Fund’s net assets will be invested in such industry or sector.  This restriction, however, does not prohibit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.  The Vitium Global Fund has adopted policies of concentrating in securities issued by companies within a wide range of industries and sectors consisting of all categories, the selection of which will vary at any given time.  The Vitium Global Fund will concentrate at least 25% of its net assets in a group of industries (but no more than 80% in any single industry) that includes the alcoholic beverages, defense/ aerospace, gaming and tobacco industries, as identified in the Fund’s Prospectus.

USA Mutuals Navigator Fund

Existing Fund Investment Limitations and Restrictions	New Fund Investment Limitations and Restrictions
The Navigator Fund may not invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Navigator Fund may not invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The principal investment strategies for each New Fund are identical to those of the identically named Existing Fund.

USA Mutuals Vitium Global Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies
The Vitium Global Fund, a diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).

Portfolio companies chosen for investment by the Vitium Global Fund are selected from a universe of companies that derive a significant portion of their revenues from the alcoholic beverages, defense/aerospace, gaming and tobacco industries. For purposes of this selection process, the term “significant portion” means that approximately 25% or more of a portfolio company’s revenues are derived from the alcoholic beverages, defense/aerospace, gaming and/or tobacco industries.

Companies within this universe, using the aforementioned criteria, are then further analyzed in order to determine their potential for capital appreciation. This process begins with a top-down analysis of each industry’s macroeconomic climate and ends with a thorough examination of company fundamentals, including factors such as valuation, sales and earnings growth, profitability, indebtedness and competitive position.

Sell decisions with respect to the Vitium Global Fund’s investment in a particular company may occur when it appears that the company is no longer able to achieve the results generally expected due to either a company specific issue, such as a loss of a key customer, or a change in industry dynamics. The Advisor will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs. An increase in the portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains, which are taxable as ordinary income and may affect an investor’s after-tax returns.

The Fund, a diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).

Portfolio companies chosen for investment by the Fund are selected from a universe of companies that derive a significant portion of their revenues from the alcoholic beverages, defense/aerospace, gaming and tobacco industries. For purposes of this selection process, the term “significant portion” means that approximately 25% or more of a portfolio company’s revenues are derived from the alcoholic beverages, defense/aerospace, gaming and/or tobacco industries.

Companies within this universe, using the aforementioned criteria, are then further analyzed in order to determine their potential for capital appreciation. This process begins with a top-down analysis of each industry’s macroeconomic climate and ends with a thorough examination of company fundamentals, including factors such as valuation, sales and earnings growth, profitability, indebtedness and competitive position.

Sell decisions with respect to the Fund’s investment in a particular company may occur when it appears that the company is no longer able to achieve the results generally expected due to either a company specific issue, such as a loss of a key customer, or a change in industry dynamics. The Adviser will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs. An increase in the portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains, which are taxable as ordinary income and may affect an investor’s after-tax returns.

Under normal market conditions, the Vitium Global Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming, and tobacco industries.  The Vitium Global Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry).  In addition, under normal market conditions, the Vitium Global Fund will invest in at least three countries (one of which may be the United States) and will invest at least 40% of its total assets at the time of purchase in non-U.S. companies.

The Vitium Global Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

For cash management purposes or due to a lack of suitable investment opportunities, the Vitium Global Fund may hold up to 20% of its net assets in cash or similar short-term, high‑quality debt securities.  For temporary defensive purposes, the Fund may invest up to 100% of its total assets in high-quality, short-term debt securities and money market instruments.  These short‑term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming, and tobacco industries.  The Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry).  In addition, under normal market conditions, the Fund will invest in at least three countries (one of which may be the United States) and will invest at least 40% of its total assets at the time of purchase in non-U.S. companies.

The Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions and may be limited by regulatory and other constraints to which the Fund is subject.

For cash management purposes or due to a lack of suitable investment opportunities, the Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities.  For temporary defensive purposes, the Fund may invest up to 100% of its total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

USA Mutuals Navigator Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies
The Navigator Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market.  Specifically, the Advisor invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Advisor may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Navigator Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.  The Fund may use stock index futures for hedging or speculation purposes.

The Navigator Fund’s investment methodology is based on the Advisor’s quantitative indicators and models.  The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market.  This data can be classified into five distinct categories:

1) Market valuation (whether the market is over-valued, under-valued or neutral);
2) Investor sentiment (investor expectations about the market, used as a contrary measure);
3) Market intervals (market momentum, market structure and seasonal factors);
4) Monetary environment (interest rates and macroeconomic circumstances); and
5) Macro Factors (external influences that may impact U.S. stock indexes).

The Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market.  Specifically, the Adviser invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Adviser may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.  The Fund may use stock index futures for hedging or speculation purposes.

The Fund’s investment methodology is based on the Advisor’s quantitative indicators and models.  The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market.  This data can be classified into five distinct categories:

1) Market valuation (whether the market is over-valued, under-valued or neutral);
2) Investor sentiment (investor expectations about the market, used as a contrary measure);
3) Market intervals (market momentum, market structure and seasonal factors);
4) Monetary environment (interest rates and macroeconomic circumstances); and
5) Macro Factors (external influences that may impact U.S. stock indexes).

An assessment of these categories determines the amount of long or short equity allocation exposure in the Navigator Fund through investment in stock index futures.  This equity exposure through futures generally ranges from 30% short to 130% long.

The Navigator Fund implements short positions by using futures.  Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future.  This gives the Fund a short position with respect to that asset.

The Navigator Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures.  Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short.  Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument.  Leverage can increase or decrease the investment returns of the Fund.  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Navigator Fund invests only in stock index futures in pursuing its investment objective. The risk profile of stock index futures is controlled and monitored through the oversight and regulations of the exchanges. The Fund is in compliance with the requirements of the exchanges and regulatory agencies in regard to its derivatives trading.

Buy and sell decisions are at the discretion of the portfolio manager and are based on a compilation of proprietary indicators of broad market sentiment.

An assessment of these categories determines the amount of long or short equity allocation exposure in the Fund through investment in stock index futures.  This equity exposure through futures generally ranges from 30% short to 130% long.

The Fund implements short positions by using futures.  Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future.  This gives the Fund a short position with respect to that asset.

The Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument.  Leverage can increase or decrease the investment returns of the Fund.  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund invests only in stock index futures in pursuing its investment objective. The risk profile of stock index futures is controlled and monitored through the oversight and regulations of the exchanges. The Fund is in compliance with the requirements of the exchanges and regulatory agencies in regard to its derivatives trading.

Buy and sell decisions are at the discretion of the portfolio managers and are based on a compilation of proprietary indicators of broad market sentiment.

The principal risks for each New Fund are substantially similar to those of the identically named Existing Fund.  The Existing Funds’ disclosure of “Recent Market Risk” is identical to the New Funds’ disclosure of “Market Risk” despite the difference in the risk names.

USA Mutuals Vitium Global Fund

Existing Fund Principal Investment Risks	New Fund Principal Investment Risks
ADR Risk.  Unsponsored ADRs held by the Vitium Global Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund.

Asset Allocation Risk.  Asset allocation to a particular strategy may not reflect actual market movement or the effect of economic conditions.

Convertible Securities Risk.  Convertible securities are subject to many of the same risks as regular fixed-income securities, including the risk that when market interest rates rise, the value of the convertible security falls, and in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.

Currency Risk.  Currency-rate fluctuations due to political, social or economic instability may cause the value of the Vitium Global Fund’s investments to decline.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Vitium Global Fund is susceptible to operational, information security, and related risks; cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

ADR Risk.  Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund.

Asset Allocation Risk.  Asset allocation to a particular strategy may not reflect actual market movement or the effect of economic conditions.

Convertible Securities Risk.  Convertible securities are subject to many of the same risks as regular fixed-income securities, including the risk that when market interest rates rise, the value of the convertible security falls, and in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.

Currency Risk.  Currency-rate fluctuations due to political, social or economic instability may cause the value of the Fund’s investments to decline.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks; cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Derivatives Risk.  Investing in derivatives, specifically call and put options, for hedging purposes and to reduce Vitium Global Fund volatility, as well as direct investment may subject the Fund to losses if the derivatives do not perform as expected.

Equity Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign and Emerging Market Securities Risk.  Political, social or economic instability in foreign developed and emerging markets may cause the value of the Vitium Global Fund’s investments in foreign securities to decline.

Government-Sponsored Entities Risk.  There is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Large-Capitalization Companies Risk.  Large-capitalization companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors and may not be able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Leverage Risk.  Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Vitium Global Fund’s portfolio.

Liquidity Risk.  The securities of many companies with small- and mid-size capitalizations may have less “float” (the number of shares that normally trade on a given day) and less interest in the market and therefore are subject to liquidity risk.  Certain securities may be difficult or impossible to sell at the time and price that the Vitium Global Fund would like to sell.

Derivatives Risk.  Investing in derivatives, specifically call and put options, for hedging purposes and to reduce Fund volatility, as well as direct investment may subject the Fund to losses if the derivatives do not perform as expected.

Equity Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign and Emerging Market Securities Risk.  Political, social or economic instability in foreign developed and emerging markets may cause the value of the Fund’s investments in foreign securities to decline.

Government-Sponsored Entities Risk.  There is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Large-Capitalization Companies Risk.  Large-capitalization companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors and may not be able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Leverage Risk.  Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

Liquidity Risk.  The securities of many companies with small- and mid-size capitalizations may have less “float” (the number of shares that normally trade on a given day) and less interest in the market and therefore are subject to liquidity risk.  Certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell.

Management Risk.  Investment strategies employed by the Advisor in selecting investments for the Vitium Global Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Recent Market Events Risk.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending.  In particular, the gaming industry has experienced substantial disruption and uncertainty as a result of COVID-19 and related government-imposed restrictions.  For example, many casinos have been forced to halt or modify operations due to the imposition of mandatory business closures and to address social distancing guidelines.  The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

Options Risk.  Options may be more volatile than direct investments in the underlying securities, may involve additional costs, may involve a small initial investment relative to the risk assumed, and may be less liquid than investments directly in the underlying securities.

Sector/Industry Concentration Risk.  The Vitium Global Fund concentrates at least 25% of its net assets in the group of four vice industries identified in this Prospectus and therefore may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries.

Management Risk.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending.  In particular, the gaming industry has experienced substantial disruption and uncertainty as a result of COVID-19 and related government-imposed restrictions.  For example, many casinos have been forced to halt or modify operations due to the imposition of mandatory business closures and to address social distancing guidelines.  The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

Options Risk.  Options may be more volatile than direct investments in the underlying securities, may involve additional costs, may involve a small initial investment relative to the risk assumed, and may be less liquid than investments directly in the underlying securities.

Sector/Industry Concentration Risk. The Fund concentrates at least 25% of its net assets in the group of four vice industries identified in this Prospectus and therefore may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries.

Short Selling Risk.  If the value of a security sold short increases prior to the scheduled delivery date the Vitium Global Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Small- and Mid-Capitalization Companies Risk.  Investing in small- to mid-capitalization companies whose performance can be more volatile and who face greater risk of business failure could increase the volatility of the Vitium Global Fund’s portfolio.  The Fund may have difficulty selling small- to mid-capitalization securities during a down market due to lower liquidity.

Stock Market Risk.  Certain stocks selected for the Vitium Global Fund’s portfolio may decline in value more than the overall stock market. Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

Short Selling Risk.  If the value of a security sold short increases prior to the scheduled delivery date the Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Small- and Mid-Capitalization Companies Risk.  Investing in small- to mid-capitalization companies whose performance can be more volatile and who face greater risk of business failure could increase the volatility of the Fund’s portfolio.  The Fund may have difficulty selling small- to mid-capitalization securities during a down market due to lower liquidity.

Stock Market Risk.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

USA Mutuals Navigator Fund

Existing Fund Principal Investment Risks	New Fund Principal Investment Risks
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Navigator Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Derivatives Risk.  Investing in derivatives, specifically futures contracts, may subject the Navigator Fund to losses if the derivatives do not perform as expected.

Futures Contract Risk.  Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in futures may result in a substantial loss in a short period.  The loss may be potentially unlimited and may be more than the original investment.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Derivatives Risk.  Investing in derivatives, specifically futures contracts, may subject the Fund to losses if the derivatives do not perform as expected.

Futures Contract Risk.  Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in futures may result in a substantial loss in a short period.  The loss may be potentially unlimited and may be more than the original investment.

Leverage Risk.  Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Navigator Fund’s portfolio.

Management Risk.  Investment strategies employed by the Advisor in selecting investments for the Navigator Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Recent Market Events Risk.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

Short Selling Risk.  If the value of a security sold short increases prior to the scheduled delivery date the Navigator Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Stock Market Risk.  The Navigator Fund invests in stock index futures of companies included within equity indices, which exposes the Fund to stock market risk.  Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

Leverage Risk.  Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

Management Risk.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk.  U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending.  The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

Short Selling Risk.  If the value of a security sold short increases prior to the scheduled delivery date the Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Stock Market Risk.  The Fund invests in stock index futures of companies included within equity indices, which exposes the Fund to stock market risk.  Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

Distribution and Purchase Procedures and Exchange Rights; Redemption Procedures; Valuation of Shares.

The policies regarding the distribution, purchase, redemption, and valuation of shares for each New Fund are substantially similar to those of the identically named Existing Fund.  The New Funds do not have comparable exchange rights as the Existing Funds.  The New Funds will have a different fund administrator and distributor than the Existing Funds.  The costs of the New Funds’ service providers are expected to be lower than the costs of the Existing Funds’ service providers.  Unlike the Existing Funds, the New Funds cannot be purchased through the internet or by telephone and cannot be redeemed through the internet. The minimum account balance for participation in the New Funds’ automatic withdrawal plan ($50,000) is higher than the minimum account balance for participation in the Existing Funds’ systematic withdrawal plan ($10,000).

Existing Funds Distribution Procedures	New Funds Distribution Procedures
The Vitium Global Fund offers Institutional Class, Investor Class, Class A and Class C shares in this Prospectus.  The Navigator Fund offers Institutional Class and Class Z shares.  However, Class Z shares of the Navigator Fund are not currently available for purchase.  Each class of shares has a different distribution arrangement and expenses to provide for different investment needs.

Institutional Class Shares.  Institutional Class shares are available directly from the Funds or through advisory and fee-based programs of brokers and financial advisors that have an agreement with the Funds.

Class A Shares (Vitium Global Fund Only).  You can buy Class A shares of the Vitium Global Fund at the public offering price, which is the NAV plus an up-front sales charge.  The minimum initial amount of investment for Class A shares of the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of Fund distributions.  Class A shares are subject to a Rule 12b-1 fee of up to 0.50%, which is lower than the Rule 12b-1 fee for Class C shares.  However, the Board of Trustees has currently authorized a Rule 12b-1 fee of only 0.25% for Class A shares.

The New Funds’ Prospectus describes Institutional Class, Investor Class, Class A and Class C shares offered by the Vitium Global Fund and Institutional Class and Class Z shares offered by the Navigator Fund.  Class Z shares of the Navigator Fund are not currently available for purchase.  The main differences between the share classes are ongoing fees and investment minimums.

Institutional Class Shares.  Institutional Class shares are available directly from the Funds or through advisory and fee-based programs of brokers and financial advisors that have an agreement with the Funds.

Class A Shares (Vitium Global Fund Only).  You can buy Class A shares of the Vitium Global Fund at the public offering price, which is the NAV plus an up-front sales charge.  The minimum initial amount of investment for Class A shares of the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of Fund distributions.  Class A shares are subject to a Rule 12b-1 fee of up to 0.50%, which is lower than the Rule 12b-1 fee for Class C shares.  However, the Board has currently authorized a Rule 12b-1 fee of only 0.25% for Class A shares.

The up-front Class A sales charge and the commissions paid to dealers for the Vitium Global Fund are calculated as shown in the table below.

The Vitium Global Fund’s distributor, Compass Distributors, LLC (the “Distributor”) may, at its discretion, offset the compensation owed to the Distributor for its services with the underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives.  The Distributor may also reimburse the Advisor, its affiliates or other dealers for distribution-related expenses they incur from the underwriter concessions at its discretion.

The offering price for Class A shares of the Vitium Global Fund includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares.  Normally, reallowances are paid as indicated in the below table.

Contingent Deferred Sales Charge on Class C Shares (Vitium Global Fund Only).  Class C shares of the Fund are subject to a CDSC.  The CDSC is imposed on Class C shares redeemed by the shareholder within 12 months of purchase.  The 1.00% CDSC is based on the NAV of the shares on the date of original purchase.

Investor Class Shares (Vitium Global Fund Only).  Investor Class shares are offered for purchase at NAV without the imposition of a sales charge.  Investor Class shares are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis.

Class Z Shares (Navigator Fund Only).  Class Z shares of the Navigator Fund are not currently offered for purchase.  Class Z shares may only be available through certain financial intermediaries that have agreements with the Navigator Fund’s distributor, Compass Distributors, LLC (the “Distributor”) to sell Class Z shares.  You may generally open an account and purchase Class Z shares only through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, and through other financial intermediaries approved by the Distributor.  Class Z shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor.  An investor transacting in Class Z shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

The up-front Class A sales charge and the commissions paid to dealers for the Fund are calculated as shown in the table below.

The offering price for Class A shares of the Vitium Global Fund includes the relevant sales charge.  The commission paid to the Distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares.  Normally, reallowances are paid as indicated in the below table.

Contingent Deferred Sales Charge on Class C Shares (Vitium Global Fund Only).  Class C shares of the Vitium Global Fund are subject to a CDSC.  The CDSC is imposed on Class C shares redeemed by the shareholder within 12 months of purchase.  The 1.00% CDSC is based on the NAV of the shares on the date of original purchase.

Investor Class Shares (Vitium Global Fund Only).  Investor Class shares are offered for purchase at NAV without the imposition of a sales charge.  Investor Class shares are subject to a Rule 12b-1 distribution fee of 0.25% of the average daily net assets of the Vitium Global Fund attributable to Investor Class shares, computed on an annual basis.

Class Z Shares (Navigator Fund Only).  Class Z shares of the Navigator Fund are not currently offered for purchase.  Class Z shares may only be available through certain financial intermediaries that have agreements with the Navigator Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”) to sell Class Z shares.  You may generally open an account and purchase Class Z shares only through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, and through other financial intermediaries approved by the Distributor.  Class Z shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor.  An investor transacting in Class Z shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

The Navigator Fund does not subject purchases of Class Z shares to a front-end sales charge. The financial intermediaries that have an agreement with the Distributor to sell Class Z shares may impose a transaction fee and other ongoing fees on shareholders purchasing Class Z shares. Consult a representative of your financial intermediary regarding transaction fees and other ongoing fees that may be imposed by your financial intermediary and waivers of transaction fees that may be available from your financial intermediary.	The Navigator Fund does not subject purchases of Class Z shares to a front-end sales charge. The financial intermediaries that have an agreement with the Distributor to sell Class Z shares may impose a transaction fee and other ongoing fees on shareholders purchasing Class Z shares. Consult a representative of your financial intermediary regarding transaction fees and other ongoing fees that may be imposed by your financial intermediary and waivers of transaction fees that may be available from your financial intermediary.

The up-front Class A sales charge and the commissions paid to dealers for the Vitium Global Fund are calculated as follows:

When you invest this amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested(1)	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 – but less than $100,000	4.75%	4.99%	4.00%
$100,000 – but less than $250,000	4.00%	4.17%	3.25%
$250,000 – but less than $500,000	3.00%	3.09%	2.50%
$500,000 – but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(2)	0.00%	0.00%	1.00% (3)
(1) Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2) No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of those investments made within 18 months of the purchase. If imposed, the CDSC is based on the NAV of the shares at the time of purchase.
(3) The Adviser may pay a commission up to 1.00% out of its own resources to financial intermediaries who initiate and are responsible for the purchase of shares of $1 million or more.

Sales Charge Reductions and Waivers for the Vitium Global Fund. Reduced sales charges are available to shareholders with investments of $50,000 or more, as described in the table above. In addition, you may qualify for reduced sales charges under the following circumstances.

•
Letter of Intent. An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent (“LOI”), which may be signed at any time within 90 days after the first investment to be included under the LOI.

•
Rights of Accumulation. You may add the current value of all of your existing Class A shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. The current market value of the shares is determined by multiplying the number of shares by the current day’s NAV.

•
Investments of $1,000,000 or More. With respect to Class A shares of the Fund, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested distributions). The CDSC for the Class A shares is based on the NAV of the shares at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

•	A financial intermediary may offer different sales charge reductions.

In addition, the Fund may sell Class A shares at NAV (i.e., without the investor paying any initial sales charge) to certain categories of investors, including:

•	The Advisor or its employees and affiliates, and investment advisory clients or investors referred by the Advisor or its affiliates for purchases direct with the Fund;
•
Officers and present or former trustees of USA MUTUALS and Northern Lights; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively, “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

•
employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor;

•	fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients;
•	broker-dealers who have entered into selling agreements with the Fund’s distributor for their own accounts; and
•	no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Existing Funds Purchase Procedures	New Funds Purchase Procedures
You may purchase shares of the Funds through any broker-dealer organization that has been authorized by the Funds and has an agreement with the Distributor.  These broker-dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A purchase order is deemed received by the Funds when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, receives the request in good order.  An order is deemed to be received when a Fund or an authorized intermediary accepts the order.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Prior to wiring any funds, you must notify the Transfer Agent of your intent to wire, and to verify the wiring instructions to ensure proper credit when the wire is received.  Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Funds and U.S. Bank National Association, the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are establishing a new account by wire, contact the Transfer Agent by telephone to make arrangements with a service representative to submit your completed application via facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions.  If you do not receive this information within one business day, you may call the Transfer Agent at 1-866-264-8783.

Once you open your account, you may purchase shares of the Funds through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a monthly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  Investments in the Funds through an AIP may be made with a minimum investment of $100.  Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to the effective date.  The Funds may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 7 business days after the Transfer Agent has received your request.  We are unable to debit mutual fund or pass throuh accounts.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-866-264-8783 for wiring instructions and to notify the Funds that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds for more information about the Funds’ Automatic Investment Plan.

To make additional investments by telephone, you must check the appropriate box on your Account Application authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least 7 business days, call the Transfer Agent toll free at 1–866–264–8783 and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

If you accepted telephone and internet options on your Account Application form or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).  During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the request to the Funds at the address listed above under “By mail.”

You may establish a new account and purchase initial and subsequent shares through the Funds’ website at www.usamutuals.com if you accepted telephone and internet options on your Account Application form and included a voided check or savings deposit slip.  If you accepted these options and your account has been open for at least 7 business days, you may access the website and you will be allowed to purchase Fund shares upon request.  Shareholders who wish to establish a new account and/or purchase shares online may do so on the Funds’ website with the assistance of the Transfer Agent via the chat function.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

The minimum initial amount of investment in each Fund is $100 for retirement accounts and $2,000 for all other accounts.  Subsequent purchases of Fund shares may be made with a minimum investment amount of $100.  Shareholders will be given at least thirty (30) days’ written notice of any change in the minimum amount of initial or subsequent investments.

Payment should be made in U.S. dollars by check drawn on a domestic financial institution, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to “USA Mutuals Funds.” The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, traveler’s checks, credit card checks or starter checks for the purchase of shares.

If your check or Automated Clearing House (“ACH”) payment is returned for any reason, your purchase will be canceled, and a $25 fee will be assessed against your account by the Transfer Agent, and you may be responsible for any loss incurred by the Funds.

Minimum and Additional Investment Amounts: The minimum initial amount of investment in each Fund is $100 for retirement accounts and $2,000 for all other accounts.  Subsequent purchases of Fund shares may be made with a minimum investment amount of $100.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum requirement.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the applicable Fund.  The Funds will not accept payment in cash, cashier’s checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

Existing Funds Exchange Rights	New Funds Exchange Rights
Exchanging Shares.  Shareholders of record may exchange shares of a Fund for shares of any other fund in the USA Mutuals fund family on any business day by contacting the Fund directly.  This exchange privilege may be changed or canceled by the Funds at any time upon sixty (60) days’ written notice.  Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.
No comparable exchange rights.

Converting Shares.  Shareholders of the Vitium Global Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class.  Shares may only be converted into a share class with a lower expense ratio than the original share class.  Class C shares of the Vitium Global Fund are only eligible for conversion if they are no longer subject to a CDSC.

Class C shares will automatically convert to Class A shares of the same Fund at the relative net asset values of the two classes approximately ten years after purchase, provided that the Fund’s transfer agent or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the ten-year aging period.  For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received on exchange retain their original purchase date.

Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares.  Class A shares are subject to lower annual expenses than Class C shares.  The conversion of Class C shares to Class A shares is not a taxable event for federal income tax purposes.  No sales charges or other charges will apply to any such conversion.

Existing Funds Redemption Procedures	New Funds Redemption Procedures
If you are authorized to perform telephone transactions (either through your Account Application or by subsequent arrangement in writing with the Funds), you may redeem shares in any amount, but not less than $100 and not more than $50,000, by instructing the Funds by telephone at 1-866-264-8783.  Proceeds (less any applicable CDSC) will generally be sent on the next business day.  Your bank may charge you a fee.  A signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.  The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on our application.  IRA accounts are not redeemable by telephone.

Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•  that you correctly state the Fund account number;
•  the name in which your account is registered;
•  the Social Security or tax identification number under which the account is registered; or
•  the address of the account holder, as stated in the account application form.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  Telephone transactions cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

You may redeem shares through the Funds’ website at www.usamutuals.com.  Shareholders who wish to redeem shares online may do so on the Funds’ website with the assistance of the Transfer Agent via the chat function.  You may redeem up to $50,000.  Proceeds from an online redemption can be sent via check to the address of record or can be sent to you by wire or ACH to the previously established bank account.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Funds on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

You may redeem shares through the Funds’ website at www.usamutuals.com.  Shareholders who wish to redeem shares online may do so on the Funds’ website with the assistance of the Transfer Agent via the chat function.  You may redeem up to $50,000.  Proceeds from an online redemption can be sent via check to the address of record or can be sent to you by wire or ACH to the previously established bank account.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Funds on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

To redeem shares by wire to a previously designated bank account, call the Funds at 1–866–264–8783 and specify the amount of money you wish to be wired.  Proceeds (less any applicable CDSC) will generally be wired on the next business day.  Your bank may charge a fee to receive wired funds.  The Transfer Agent will charge a reasonable nominal fee for outgoing wires.

As another convenience, you may redeem your Fund shares through the SWP.  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100.  If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated at any time by the Funds.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds.  The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account.  The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account.  Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Funds through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account.

The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds reserve the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.  These securities redeemed in kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.  In addition, sales of such in-kind securities may generate taxable gains.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Fund and valued using the Fund’s net asset value pricing procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Existing Funds Valuation of Shares	New Funds Valuation of Shares
Shares of the Funds are sold on a continuous basis at NAV per share, plus any applicable sales charge and before imposition of a commission, if any, on Class Z shares, which is determined by the Funds as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business. The NYSE is generally closed on national holidays. However, the NAV of a Fund may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Purchase and redemption requests are priced at the applicable price calculated after receipt of such requests. The NAV is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities of the Fund, and then dividing by the total number of shares of the Fund outstanding. The NAV takes into account the expenses and fees of a Fund, including management, administration and shareholder servicing fees, which are accrued daily. The Funds may invest in foreign securities. Since the exchanges on which such foreign securities trade may be open on days that the NYSE is not open, the values a Fund uses to determine its NAV may change on days that the Fund’s shareholders may be unable to purchase or redeem Fund shares.

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“NYSE Close”).  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

The Funds’ investments are valued according to market value. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor in good faith and in accordance with procedures approved by the Board of Trustees. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in a Fund at a time when it holds securities priced at fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Each equity security owned by a Fund that is listed on a national securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, a Fund will use the price of that exchange that the Fund generally considers to be the principal exchange on which the stock or security is traded. Securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing mean between the most recent quoted bid and asked prices on such day, or the security is valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service. If market quotations or composite market pricing are not readily available, any security or other asset will be valued at its fair value as determined under procedures approved by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds’ shares are accurately priced.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Generally, the Fund’s securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange.  Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.  Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fees and Expenses.  The Reorganization is not expected to result overall in an increase in shareholder fees or annual fund operating expenses.  The fee rates to be charged by the various service providers to the New Funds are commensurate with or lower than the fee rates charged to the Existing Funds.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Existing Fund that you may pay for buying and holding shares of the Existing Fund to each New Fund.  The pro forma columns show expenses of the New Fund as if the Reorganization had occurred on the last day of the Fund’s fiscal year ended March 31, 2020.  The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Existing Fund’s fiscal year ended March 31, 2020.  The Example numbers shown in the table below reflect the impact of expense limitation agreements, as described in detail below, for the period of the respective agreement.  Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

USA MUTUALS VITIUM GLOBAL FUND

Shareholder Fees (fees paid directly from your investment)	Institutional Class		Investor Class		Class A		Class C
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the shares redeemed within 12 months of purchase)	None	None	None	None	None	None	1.00%	1.00%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of purchases of $1,000,000 or more that are redeemed within 18 months of purchase)	None	None	None	None	1.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class		Investor Class		Class A		Class C
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	None	0.25%	0.25%	0.25% (1)	0.25%	1.00%	1.00%
Other Expenses (2)	0.52% (3)	0.25%	0.47%	0.25%	0.47%	0.25%	0.47%	0.25%
Expense Recapture	0.00%	0.04%	0.00%	0.04%	0.00%	0.04%	0.00%	0.04%
Total Annual Fund Operating Expenses	1.47%	1.24%	1.67%	1.49%	1.67%	1.49%	2.42%	2.24%
Less: Fee Waiver and Expense Reimbursements	-0.23%	0.00%	-0.18%	0.00%	-0.18%	0.00%	-0.18%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (4)	1.24%	1.24%	1.49%	1.49%	1.49%	1.49%	2.24%	2.24%

(1)  The Existing Fund has adopted a distribution plan pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the Rule 12b-1 Plan, the Existing Fund may pay an annual Rule 12b-1 distribution fee of up to 0.50% for Class A shares.  For the 12-month period ended March 31, 2020, the Existing Fund’s Board of Trustees has authorized a Rule 12b-1 distribution fee of only 0.25% for Class A shares.

(2)  During the fiscal year ended March 31, 2020, the Existing Fund incurred extraordinary expenses that are not included in “Other Expenses.”  If the extraordinary expenses had been included, “Other Expenses” would have been 0.62% for Institutional Class shares, and 0.57% for each of the Investor Class, Class A, and Class C shares.

(3)  “Other Expenses” for the Institutional Class shares include 0.05% of sub-transfer agency fees.

(4)  With respect to the Existing Fund, the Adviser has contractually agreed to limit the Existing Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.24% of average net assets of the Existing Fund through July 31, 2021, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees of USA MUTUALS, unless either the Board of Trustees of USA MUTUALS or the Adviser terminates the agreement prior to such renewal.  To the extent the Existing Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.24%.  The current term of the agreement may only be terminated by the Board of Trustees of USA MUTUALS.  The Adviser may request recoupment of previously waived fees and paid expenses from the Existing Fund for three years from the date such fees and expenses were waived or paid by the Adviser, subject to the operating expense limitation agreement, if such reimbursement will not cause the Existing Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

With respect to the New Fund, the Adviser has contractually agreed to limit the New Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.24% of average net assets of the New Fund through July 31, 2022, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees of Northern Lights, unless either the Board of Trustees of Northern Lights or the Adviser terminates the agreement prior to such renewal.  To the extent the New Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.24%. The current term of the agreement may only be terminated by the Board of Trustees of Northern Lights.  The Adviser may request recoupment of previously waived fees and paid expenses from the New Fund for three years from the date such fees and expenses were waived or paid by the Adviser, subject to the operating expense limitation agreement, if such reimbursement will not cause the New Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect for only one year.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Institutional Class		Investor Class		Class A		Class C
	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund	Existing Fund	Pro Forma New Fund
1	$126	$126	$152	$152	$718	$718	$327	$327
3	$442	$393	$509	$471	$1,055	$1,019	$737	$700
5	$781	$681	$890	$813	$1,414	$1,341	$1,274	$1,200
10	$1,738	$1,500	$1,961	$1,779	$2,423	$2,252	$2,743	$2,575

If you did not redeem your Class C shares, you would pay the following expenses:

Year	Class C
	Existing Fund	Pro Forma New Fund
1	$227	$227
3	$737	$700
5	$1,274	$1,200
10	$2,743	$2,575

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year, the Existing Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Performance.  Set forth below is the performance information for the Existing Vitium Global Fund.  The performance information demonstrates the risks of investing in the Vitium Global Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The information shown assumes reinvestment of distributions.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information for the Existing Fund is available through the Fund’s website at www.usamutuals.com.

Existing Vitium Global Fund - Investor Class(1)
Calendar Year Total Returns as of December 31

60%
40%
20%
0%
-20%
-40%
18.04%
10.82%
21.16%
32.19%
0.78%
2.58%
9.41%
25.72%
-21.27%
26.24%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

(1)
The returns shown in the bar chart are for the Existing Fund’s Investor Class shares. Institutional Class, Class A and Class C shares have substantially similar returns because the Existing Fund’s Institutional Class, Investor Class, Class A and Class C shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The calendar year-to-date return for the Existing Fund’s Investor Class shares as of September 30, 2020 was -11.56%.  During the period shown in the bar chart, the best performance for a quarter was 15.75% (for the quarter ended March 31, 2019).  The worst performance was -15.40% (for the quarter ended December 31, 2018).

Average Annual Total Returns (For the periods ended December 31, 2019)
USA Mutuals Vitium Global Fund	One Year	Five Years	Ten Years	Since Inception
Investor Class(1)
Return Before Taxes	26.24%	7.00%	11.47%	9.37%
Return After Taxes on Distributions	24.85%	5.51%	10.57%	8.77%
Return After Taxes on Distributions and Sale of Fund Shares	16.50%	5.24%	9.39%	7.94%
Institutional Class(2)
Return Before Taxes	26.60%	7.30%	N/A	6.06%
Class A(3)
Return Before Taxes	19.01%	5.71%	N/A	10.12%
Class C(3)
Return Before Taxes	24.31%	6.21%	N/A	10.14%
MSCI All Country World Index(4) (reflects no deductions for fees, expenses or taxes)	27.30%	9.00%	9.37%	8.90%(1)
S&P 500 Index(4) (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%	9.76%(1)
(1) Inception date 8/30/2002.
(2) Inception date 4/1/2014.
(3) Inception date 12/8/2011.
(4)	Effective December 31, 2019, the Existing Fund changed its benchmark from the S&P 500 Index® to the MSCI All Country World Index to better align its geographic exposure with the appropriate benchmark.

After-tax returns are shown for Investor Class shares and will vary for Institutional Class, Class A and Class C shares.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Tax Information.  The Vitium Global Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Vitium Global Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

USA MUTUALS NAVIGATOR FUND

Shareholder Fees (fees paid directly from your investment)	Existing Fund Institutional Class	Pro Forma New Fund Institutional Class	Existing Fund Class Z	Pro Forma New Fund Class Z
	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.59%	0.24%	0.59%(1)	0.24%(1)
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.36%	2.01%	2.36%	2.01%
Less: Fee Waiver/Expense reimbursement	-0.35%	0.00%	-0.35%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (2) (3)	2.01%	2.01%	2.01%	2.01%

(1) Estimated based on Institutional Class Shares.

(2) With respect to the Existing Fund, the Adviser has contractually agreed to limit the Navigator Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.99% of average net assets of the Existing Fund through July 31, 2021, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees of USA MUTUALS.  To the extent the Existing Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.99%.  The current term of the agreement may only be terminated by the Board of Trustees of USA MUTUALS.  The Adviser may request recoupment of previously waived fees and paid expenses from the Existing Fund for three years from the date such fees and expenses were waived or paid by the Adviser, subject to the operating expense limitation agreement, if such reimbursement will not cause the Existing Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

With respect to the New Fund, the Adviser has contractually agreed to limit the Navigator Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.99% of average net assets of the New Fund through July 31, 2022, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees of Northern Lights.  To the extent the New Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.99%.  The current term of the agreement may only be terminated by the Board of Trustees of Northern Lights.  The Adviser may request recoupment of previously waived fees and paid expenses from the New Fund for three years from the date such fees and expenses were waived or paid by the Adviser, subject to the operating expense limitation agreement, if such reimbursement will not cause the New Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

(3) Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the Existing Fund’s Prospectus dated July 29, 2020, which does not include Acquired Fund Fees and Expenses.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect for only one year.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Existing Institutional Class	Pro Forma New Fund Institutional Class	Existing Fund Class Z	Pro Forma New Fund Class Z
1	$204	$204	$204	$204
3	$703	$630	$703	$630
5	$1,229	$1,083	$1,229	$1,083
10	$2,669	$2,338	$2,669	$2,338

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year, the Existing Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding short-term investments, option transactions, derivative instruments, short sales and transfer in-kind transactions.

Performance.  Set forth below is the performance information for the Existing Navigator Fund. Simultaneous with the commencement of the Navigator Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund. From its inception in 2002 through 2012, the Predecessor Partnership was managed as a proprietary account of Mr. Goldman, and was converted to a limited partnership in 2012.  From its inception in 2002 through October 13, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Existing Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio manager as the Existing Fund.  Mr. Goldman managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Existing Fund.  The Existing Fund’s performance for periods before October 13, 2017 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes.  If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Existing Fund, the performance for all periods may have been lower than that stated.

The performance returns of the Predecessor Partnership are audited. The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.  On a going forward basis after October 13, 2017, the Existing Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership.  Please refer to the Financial Statements section of the Existing Fund’s Statement of Additional Information (“SAI”) to review additional information regarding the Predecessor Partnership.

The following information provides some indication of the risks of investing in the Navigator Fund.  The bar chart shows the Existing Fund’s and the Predecessor Partnership’s annual returns from year to year, as applicable.  The performance shown is that of the Predecessor Partnership for periods prior to October 13, 2017.  The table shows how the Existing Fund’s average annual returns for the one-, five-, and ten-year and since inception periods compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Existing Fund’s website at www.usamutuals.com.

Navigator Fund – Institutional Class Shares
Calendar Year Total Returns as of December 31

30.00%
20.00%
10.00%
0.00%
-10.00%
10.88%
3.09%
4.80%
25.12%
8.80%
-1.38%
7.62%
18.36%
-4.90%
25.54%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

The calendar year-to-date return for the Existing Fund’s Institutional Class shares as of September 30, 2020 was -7.16%.  During the period of time shown in the bar chart, the highest return for a calendar quarter was 12.16% (quarter ended March 31, 2019) and the lowest return for a calendar quarter was -13.23% (quarter ended June 30, 2010).

Average Annual Total Returns (For the periods ended December 31, 2019)
USA Mutuals Navigator Fund*	One Year	Five Years	Ten Years	Since Inception (2/1/02)
Institutional Class
Return Before Taxes	25.54%	8.44%	9.36%	11.98%
Return After Taxes on Distributions	23.45%	7.99%	9.13%	11.85%
Return After Taxes on Distributions and Sale of Fund Shares	15.79%	6.55%	7.65%	10.50%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%	8.25%
*The returns shown prior to October 13, 2017 are those of the Predecessor Partnership.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Navigator Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns shown prior to October 13, 2017, were calculated as if the Predecessor Partnership had qualified as a regulated investment company for federal income tax purposes.

Tax Information.  The Navigator Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Navigator Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

Existing and Pro Forma Capitalization of the Funds

The following tables set forth the audited capitalization of the Existing Funds as of March 31, 2020 and of the New Funds as if the Reorganization took place on March 31, 2020.  The capitalization of the New Funds will likely be different at the time that the Reorganization is consummated.

USA MUTUALS VITIUM GLOBAL FUND	Existing Fund Institutional Class	Pro Forma New Fund Institutional Class	Existing Fund Investor Class	Pro Forma New Fund Investor Class	Existing Fund Class A	Pro Forma New Fund Class A	Existing Fund Class C	Pro Forma New Fund Class C
Total Net Assets	$6,456,502	$6,456,502	$80,791,111	$80,791,111	$6,955,321	$6,955,321	$7,587,524	$7,587,524
Shares Outstanding	284,835	284,835	3,617,258	3,617,258	313,353	313,353	349,724	349,724
Net Asset Value per Share	$22.67	$22.67	$22.33	$22.33	$22.20	$22.20	$21.70	$21.70

USA MUTUALS NAVIGATOR FUND	Existing Fund Institutional Class	Pro Forma New Fund Institutional Class	Existing Fund Class Z	Pro Forma New Fund Class Z
Total Net Assets	$117,116,678	$117,116,678	N/A	N/A
Shares Outstanding	6,159,027	6,159,027	N/A	N/A
Net Asset Value per Share	$19.02	$19.02	N/A	N/A

Management of The Funds

Investment Adviser.  USA Mutuals Advisors, Inc. (the “Adviser” or “Advisor”), a Texas corporation located at 700 North Pearl Street, Suite 900, Dallas, TX 75201, serves as the investment adviser to each Existing Fund under an investment advisory agreement with USA MUTUALS on behalf of each Existing Fund.  The Adviser will serve as adviser to each New Fund.  The USA Mutuals Vitium Global Fund commenced investment operations on August 30, 2002; the USA Mutuals Navigator Fund commenced investment operations on October 13, 2017.

Each Existing Fund pays the Adviser fees for its services.  The fees are computed daily and paid monthly, and are calculated as a percentage of the particular Existing Fund’s average daily net assets at the annual rates set forth below.  The advisory fee rates and percentage expense limitations are not changed by the Reorganization.  In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses for all Existing Funds to the extent necessary to maintain each Existing Fund’s net operating expenses, excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation).  Such obligations are at rates set forth below:

Name of Fund	Management Fee	Expense Limitation
USA Mutuals Vitium Global Fund (all classes)	0.95%	1.24%
USA Mutuals Navigator Fund (all classes)	1.75%	1.99%

For the fiscal year ended March 31, 2020, the Adviser received fees of 0.77% of the average daily net assets of each class of the USA Mutuals Vitium Global Fund and fees of 1.40% of the average daily net assets of the USA Mutuals Navigator Fund. With respect to each Existing Fund, the Adviser has contractually agreed to continue the expense limitation arrangements until July 31, 2021.  With respect to the New Funds, the Adviser has contractually agreed to continue the above expense limitation arrangements for each New Fund until at least July 31, 2022.

Portfolio Management Team.  There will be no change to the Existing Fund’s portfolio management team as a result of the Reorganization.  Mr. Ben Warwick and Mr. Paul Strehle, each a portfolio manager of the Adviser, have served as co-portfolio managers of each Existing Fund since September 2020.  Mr. Warwick and Mr. Strehle will continue as the portfolio managers of each New Fund.

Ben Warwick.  Mr. Warwick is co-portfolio manager of each Fund and serves as a portfolio manager at the Advisor.  Mr. Warwick also currently serves as a private wealth advisor for Aveo Capital Partners, LLC, Quantitative Equity Strategies (QES) and Sovereign Private Equity Management.  Mr. Warwick founded QES, a quantitative investment management firm that developed indices for the mutual fund industry, in 1999.  In addition, Mr. Warwick has served as Chief Investment Officer for Fort Point Capital Partners.  Mr. Warwick obtained his bachelor’s degree from the University of Florida and his MBA from the University of North Carolina at Chapel Hill.

Paul Strehle.  Mr. Strehle is co-portfolio manager of each Fund and serves as a portfolio manager at the Advisor.  Previously, Mr. Strehle was a portfolio manager at Fort Point Capital Partners from 2015 to 2020.  Previously, Mr. Strehle was a Principal at the Carlyle Group on the quantitative market strategies team.  In addition, Mr. Strehle has also been an options trader and portfolio manager at Goldman Sachs and the Hermitage Group.  He was also Global Head of Solutions at RTS Realtime Systems (a Bloomberg company) and served on the firm's management board.  Mr. Strehle graduated from Lawrence University.  He holds the Series 3, 7, 30, 63 and 65 securities licenses.

More detailed information about Mr. Warwick and Mr. Strehle, including their compensation information and other accounts managed, is included in the Statement of Additional Information of each New Fund which may be requested at no cost by calling Northern Lights at 1-402-895-1600.

Comparison of Share Classes and Fees

Share Classes.  The Existing Funds and the New Funds have the same share classes.  Each Existing Fund has registered and offers, and each corresponding New Fund will register and offer, certain classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses that are likely to result in different share prices.  Institutional Class shares are available directly from the Funds or through advisory and fee-based programs of brokers and financial advisors that have an agreement with the Funds.  Class A shares of USA Mutuals Vitium Global Fund are offered at their public offering price, which is its Net Asset Value, which includes 12b-1 fees, plus the applicable sales charge.  Class C shares of USA Mutuals Vitium Global Fund are offered at their public offering price, which is its Net Asset Value, which includes 12b-1 fees, but are subject to a contingent deferred sales charge.  Investor Class shares of USA Mutuals Vitium Global Fund are offered for purchase at net asset value without the imposition of a sales charge.  Class Z shares of USA Mutuals Navigator Fund are not subject to a front-end sales charge. Financial intermediaries that sell Class Z shares may impose a transaction fee and other ongoing fees on shareholders purchasing Class Z shares.  Class Z shares are not currently offered for sale.

Sales Charges.  The sales charges applicable to Class A shares of the New USA Mutuals Vitium Global Fund will be the same as the sales charges applicable to Class A shares of the Existing USA Mutuals Vitium Global Fund.  Class A shares are offered at their public offering price, which is its Net Asset Value plus the applicable sales charge.  The sales charge varies, depending on how much you invest, but is the same as the sales charge imposed on the Existing USA Mutuals Vitium Global Fund.  Furthermore, no sales charges will be imposed on shareholders in connection with the Reorganization.  The sales charges applicable to Class C shares of the New USA Mutuals Vitium Global Fund will be the same as the sales charges applicable to Class C shares of the Existing USA Mutuals Vitium Global Fund.  Class C shares are subject to a contingent deferred sales charge (CDSC).  The CDSC is imposed on Class C shares redeemed by the shareholder within 12 months of purchase.  The 1.00% CDSC is based on the NAV of the shares on the date of original purchase.  Institutional Class and Investor Class Shares are offered without any sales charges.

Distribution (Rule 12b-1) Plans and Shareholder Servicing Fee Comparison.  The Existing Funds and the New Funds will have substantially similar distribution and shareholder servicing plans.  Northern Lights has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for the Investor Class, Class A and Class C shares of the New USA Mutuals Vitium Global Fund that are substantially identical in all material respects to the Distribution and Shareholder Servicing Plan currently in effect with respect to the corresponding share classes of the Existing USA Mutuals Vitium Global Fund.  The fee rates under each Rule 12b-1 Plan are identical.  Northern Lights has also adopted Shareholder Services Plans for the Investor Class, Class A and Class C shares of the New USA Mutuals Vitium Global Fund that are substantially identical in all material respects to the Shareholder Services Plan currently in effect with respect to corresponding shares of the Existing USA Mutuals Vitium Global Fund.  The fee rates under each corresponding Shareholder Services Plan are identical. Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain Information Regarding the Trustees and Officers

The Board of Trustees of Northern Lights (the “Northern Lights Board” or “Trust”) will consist of trustees different than the trustees that oversee the operations of the Existing Funds.  The Northern Lights Board consists of three Independent Trustees, Joseph Breslin, Thomas Sarkany and Charles Ranson.  The Northern Lights Board supervises the business and affairs of Northern Lights and appoints or elects officers responsible for the day-to-day operations of Northern Lights and the execution of policies established by Northern Lights Board resolution or directive.  The Chairman of the Northern Lights Board is Mr. Breslin.

Leadership Structure. Mr. Breslin has served as the Chairman of the Northern Lights Board since July 2015.  Under the Agreement and Declaration of Trust and Northern Lights’ By-laws, the Chairman of the Northern Lights Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Northern Lights Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.  Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.

Risk Oversight.  The Northern Lights Board of Trustees has a standing independent Audit Committee, Nominating and Governance Committee and Contract Review Committee, each with a separate chair.  The Northern Lights Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Northern Lights Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.  The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Northern Lights Board, to evaluate and recommend individuals to serve on the Northern Lights Board, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees.  The Nominating and Governance Committee may consider recommendations for candidates to serve on the Northern Lights Board from any source it deems appropriate.  The primary purpose of the Contract Review Committee is to oversee and guide the process by which the Independent Trustees annually consider whether to approve or renew the Trust’s investment advisory, sub-advisory and distribution agreements, Rule 12b-1 plans, and such other agreements or plans involving the Trust as specified in the Contract Review Committee’s charter or as the Board determines from time to time.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including:  (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Breslin has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based, in part, upon his years of service as an officer and/or Trustee to other registered investment companies.  Thomas Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies.  Since 2010, he has been the President of a financial services firm and from 1994 through 2010, held various roles at a publicly held company providing financial research, publications and money management services to retail and institutional investors, including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors.  In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies.  Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures.  In addition to his service to the Trust, Mr. Ranson serves as an independent trustee to another mutual fund complex.  Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Northern Lights Trustees and executive officers of the Trust and each person’s principal occupation over the last five years.  The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.  All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC (since 2016).	0
Northern Lights Fund Trust IV** (for series not affiliated with the New Funds since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017); Hatteras Trust (2004-2016)

Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	0
Northern Lights Fund Trust IV** (for series not affiliated with the New Funds (since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)

Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	0	Northern Lights Fund Trust IV** (for series not affiliated with the New Funds (since 2015)

Interested Trustee and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017
Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).
			N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019
Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).
			N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** As of November 1, 2020, the Trust was comprised of 20 other active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the New Funds.  The New Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Audit Committee.  The Northern Lights Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act.  The Audit Committee’s responsibilities include:  (i) recommending to the Northern Lights Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Northern Lights Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended March 31, 2020, the Audit Committee met four times.

Nominating and Governance Committee. The Northern Lights Board has a Nominating and Governance Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act.  The Committee’s responsibilities (which may also be conducted by the Northern Lights Board) include:  (i) recommending persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees; (ii) reviewing the Funds’ officers, and conducting Chief Compliance Officer searches, as needed, and providing consultation regarding other CCO matters, as requested; (iii) reviewing trustee qualifications, performance, and compensation; (iv) reviewing periodically with the Northern Lights Board the size and composition of the Northern Lights Board as a whole; (v) annually evaluating the operations of the Northern Lights Board and its Committees and assisting the Northern Lights Board in conducting its annual self-evaluation; (vi) making recommendations on the requirements for, and means of, Northern Lights Board orientation and training; (vii) periodically reviewing the Northern Lights Board’s Corporate Governance policies and practices and recommending, as it deems appropriate, any changes to the Northern Lights Board; (viii) considering any corporate governance issues that arise from time to time, and developing appropriate recommendations for the Northern Lights Board; and (ix) supervising counsel for the Independent Trustees.  The Nominating and Governance Committee will accept independent trustee nominations from shareholders.  Shareholders may nominate candidates for the Board of Trustees for the Nominating and Governance Committee to consider by contacting Northern Lights.  Mr. Ranson serves as the Chairman of the Nominating and Governance Committee.  The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter.  During the fiscal year ended March 31, 2020, the Nominating and Governance Committee met once.

Contract Review Committee.  The Northern Lights Board has a Contract Review Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act.  The primary purpose of the Contract Review Committee is to oversee and guide the process by which the Independent Trustees annually consider whether to approve or renew the Trust’s investment advisory, sub‑advisory and distribution agreements, Rule 12b-1 plans, and such other agreements or plans involving the Trust as specified in the Contract Review Committee’s charter or as the Northern Lights Board determines from time to time.  The Board may also assign to the Contract Review Committee responsibility to evaluate and make recommendations on contracts in unusual situations, for example, where a contract is expected to terminate because of a change of control of an investment adviser.  The Contract Review Committee’s responsibilities include:  (i) identifying the scope and format of information to be requested from service providers in connection with the evaluation of each contract or plan and evaluating such information at least annually in advance of the automatic expiration of such contracts by operation of law or by their terms; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Northern Lights Board or the Independent Trustees; (iii) evaluating regulatory and other developments coming to its attention that might reasonably be expected to have an impact on the Independent Trustees’ consideration of how to evaluate and whether or not to renew a contract or plan; (iv) assisting in circumscribing the range of factors considered by the Northern Lights Board relating to the approval or renewal of advisory or sub-advisory agreements; (v) recommending to other committees and/or to the Independent Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by Independent Trustees; (vi) investigating and reporting on any other matter brought to its attention within the scope of its duties; and (vii) performing such other duties as are consistent with the Contract Review Committee’s purpose or that are assigned to it by the Northern Lights Board.  Mr. Sarkany serves as the Chairman of the Contract Review Committee.  The Chairman of the Contract Review Committee meets with independent trust counsel, Trust Counsel and Trust Officers quarterly to review and discuss the proposed 15(c) questionnaires submitted by each adviser regarding Northern Lights Board approval of the investment advisory contract.  The Contract Review Committee operates pursuant to a Contract Review Committee Charter.  During the fiscal year ended March 31, 2020, the Contract Review Committee met four times.

Comparison of Trustees’ and Officers’ Fees

The Existing Funds.  For their service as Trustees of USA MUTUALS, the Independent Trustees receive a retainer fee of $22,000 per year, $3,500 for each in-person meeting attended and $1,000 for each telephonic meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  Trustees who are not Independent Trustees and officers of USA MUTUALS receive no compensation for their services as such.  Neither USA MUTUALS nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the USA MUTUALS or Funds’ expenses.  The following table shows fees received by the Trustees for their services as such for the fiscal year ended March 31, 2020.

Name of Trustee	USA Mutuals Vitium Global Fund	USA Mutuals Navigator Fund	Total Compensation From Funds Paid to Trustee
Richard A. Sapio	$0	$0	$0
Dr. Michael D. Akers	$20,000	$19,000	$39,000
Gary A. Drska	$19,000	$19,000	$38,000

The New Funds.  Northern Lights pays each Trustee of the Northern Lights Board a quarterly fee of $22,500 to be paid by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Northern Lights Board and for serving in his respective capacity as Chair of the Audit Committee, Nominating and Governance Committee and Contract Review Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Northern Lights Board and Committee meetings.

Additionally, in the event that an in-person meeting of the Northern Lights Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $5,000 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the Trust or the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.  The Independent Trustees at their sole discretion shall determine when a particular meeting constitutes a Special Meeting for purpose of the $5,000 fee.

None of the executive officers receive compensation from the Trust.

Name of Trustee	Aggregate Compensation From New Funds	Pension or Retirement Benefits Accrued as Part of New Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation From New Funds and New Fund Complex Paid to Trustee
Joseph Breslin	0	0	0	0
Thomas Sarkany	0	0	0	0
Charles Ranson	0	0	0	0

Comparative Information on Shareholder Services

Procedures for purchasing, selling and exchanging shares of the New Funds are substantially identical to those of the Existing Funds.  Both the Existing Funds and the New Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The New Funds will offer the same or substantially similar shareholder purchase and redemption services as the Existing Funds, including telephone purchases and redemptions.  In similar fashion to the Existing Funds, shares of the New Funds may be purchased and redeemed at the Net Asset Value of the shares (plus applicable sales charges) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form.

Dividends and Distributions.  With respect to the Existing Funds, the Funds are designed to pay shareholder distributions from the Funds’ investment company taxable income and from any net capital gain the Funds have realized. Each Existing Fund makes distributions of investment company taxable income and any net capital gain annually. All distributions with respect to the Existing Funds are reinvested in additional shares of the Funds unless a shareholder has selected another option on their New Account Application or has requested to receive their payments in cash after their account was opened. If a Fund’s distributions exceed its then-current and accumulated earnings and profits, all or a portion of such distributions may be recharacterized as a return of capital to shareholders. A return of capital will generally not be taxable, but will reduce each shareholder’s cost basis in such Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately sold, exchanged or redeemed. Any return of capital in excess of a shareholder’s basis, however, is taxable as a capital gain.

Each New Fund will have the same dividend and distribution policy as the corresponding Existing Fund.  Shareholders who have elected to have dividends and capital gains reinvested in an Existing Fund will continue to have dividends and capital gains reinvested in the corresponding New Fund following the Reorganization.  In similar fashion to the Existing Funds, the New Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  The New Funds have adopted procedures for valuing portfolio assets that are substantially identical to such procedures adopted by the Existing Funds.

Fiscal Year.  The Existing Funds currently operate on a fiscal year ending March 31.  Following the Reorganization, each New Fund will assume the financial history of the corresponding Existing Fund and will continue to operate on a fiscal year ending March 31 of each year.

Certain Comparative Information About USA MUTUALS And Northern Lights

The following is a summary of a comparison between USA MUTUALS’ Agreement and Declaration of Trust and By-Laws adopted by USA MUTUALS versus the Declaration of Trust adopted by Northern Lights. This summary is not a complete list of similarities and differences.  Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison.  Copies of each of these documents are available to shareholders without charge upon written request.

As summarized below, USA MUTUALS and Northern Lights are each Delaware statutory trusts.  As a result, there are no material differences between the rights of shareholders under the governing state laws of USA MUTUALS and Northern Lights except differences in rights provided for in their respective governing instruments.  For example, Trustees of USA MUTUALS may only be removed by two-thirds of the trustees or by a vote of shareholders owning at least two-thirds of the outstanding shares of USA MUTUALS, whereas trustees of Northern Lights may be removed by a majority of the trustees or by shareholder vote pursuant to the 1940 Act.

General.  USA MUTUALS was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “USA MUTUALS Instrument”) dated March 20, 2001.  As a Delaware statutory trust, the Trust’s operations are currently governed by its USA MUTUALS Instrument, as well as by applicable federal and Delaware law.  Northern Lights was also organized as a Delaware statutory trust on June 2, 2015.  As a Delaware statutory trust, Northern Lights’ operations are governed by its Agreement and Declaration of Trust (the “Northern Lights Instrument”) and applicable federal and Delaware law.  The Trustees’ existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Trustees.  Subject to the requirements under the 1940 Act, the term of office of a trustee of both USA MUTUALS and Northern Lights is unlimited in duration unless the trustees themselves adopt a limited term.  Similar to the provisions of the USA MUTUALS Instrument, a person serving as a trustee of Northern Lights will continue as such under the Northern Lights Instrument until the person dies, resigns, is replaced, retires, or is removed from office.  Under the USA MUTUALS Instrument, a trustee may be removed by written instrument signed by at least two-thirds of the number of trustees or at a meeting of shareholders of the trust by a vote of shareholders owning at least two-thirds of the outstanding shares of the trust.  Under the Northern Lights Instrument, a trustee may be removed with or without cause by a majority of the number of trustees; or at a meeting of shareholders but only to the extent provided to shareholders by the 1940 Act and the rules and regulations thereunder.

Limitation of Liability of Trustees and Officers.  A trustee or officer of either USA MUTUALS or Northern Lights will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee.  Under both trusts, trustees and officers may be indemnified by the applicable trust for the expenses of litigation against them unless it is determined that the trustee’s conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Shareholder Meetings.  Neither USA MUTUALS nor Northern Lights is required to hold annual shareholder meetings.  Both the USA MUTUALS Instrument and Northern Lights Instrument require 33 1/3% of all shares issued and outstanding and entitled to vote to be present or represented by proxy to constitute a quorum.

Expenses of The Reorganization

The Adviser will bear the solicitation and legal expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $167,000, assuming that a quorum of shareholders responds to this proxy statement within a timely manner.  AST Fund Solutions, LLC (“AST”), has been engaged to provide tabulation and solicitation services.  Approximately, $50,000 of the $167,000 Reorganization-related costs are attributable to solicitation services.

Federal Income Tax Consequences

Federal Income Taxes.

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change.  The summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code.  In general, neither Existing Fund will recognize gain or loss as a consequence of the Reorganization, nor will the shareholders of the Existing Funds recognize gain or loss as a result of the Existing Fund’s distribution of its corresponding New Fund shares to the shareholders in exchange for such shareholder’s Existing Fund shares.  In addition, a shareholder’s tax basis for shares held in an Existing Fund will carry over to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the corresponding New Fund shares received in the Reorganization.  As a condition to the Closing, each of USA MUTUALS and Northern Lights shall have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences.  That opinion will be based upon certain representations and warranties made by USA MUTUALS and Northern Lights and certifications received from USA MUTUALS and Northern Lights on behalf of each of the Existing Funds and the New Funds.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Existing Fund would recognize gain or loss on the transfer of its assets to the corresponding New Fund and each shareholder of an Existing Fund would recognize taxable gain or loss equal to the difference between the shareholder’s tax basis in the shares of the Existing Fund and the fair market value of the shares of the New Fund such shareholder receives.

State and Local Taxes.  You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances.  Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Tracking Your Basis and Holding Period.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your New Fund shares for federal income tax purposes.  Pursuant to legislation passed by Congress in 2008, if you want to use the average cost method for determining basis with respect to any New Fund shares you acquire (“Covered Shares”), you will have to elect to do so in writing (which may be electronic).  If you fail to affirmatively elect that method, the basis determination will be made in accordance with the New Funds’ default method, which might be a method other than average cost.  If, however, the New Funds’ default method is average cost and you wish to use a different acceptable method for basis determination (e.g., a specific identification method), you will be able to elect to do so.

That legislation also requires the New Funds (or their administrative agent) to report to the IRS and furnish to their shareholders the cost basis information for Covered Shares.  In addition to the current requirement to report the gross proceeds from the redemption of its shares, the New Funds also will be required to report the cost basis information for Covered Shares and indicate whether they had a short-term or long-term holding period.  You should consult with your tax adviser to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how the cost basis reporting law will apply to you.

Other Service Providers

Independent Accountants.  Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, WI 53202, currently serves as each Existing Fund’s independent accountant.  Cohen will continue to serve as the independent accountant for the New Funds following the Reorganization.  Cohen will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor.  Compass Distributors, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as each of the Existing Fund’s distributor.  Northern Lights Distributors, LLC (the “Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, will serve as the distributor for the New Funds following the Reorganization. Similar to the Existing Funds, the Distributor is obligated to sell the shares of the New Funds on a reasonable efforts basis only against purchase orders for the shares, and shares of the New Funds will be offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services.  U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accountant, transfer agent and dividend disbursing agent of each Existing Fund.  Gemini Fund Services, LLC (“GFS”) will serve as the administrator, fund accountant, transfer agent and dividend disbursing agent to the New Funds following the Reorganization, and is located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.  U.S. Bancorp maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Existing Fund shares and performs other transfer agent and shareholder service functions.  In addition, U.S. Bancorp provides the Existing Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.  GFS will provide these services to the New Funds following the Reorganization.

Custodian.   U.S. Bank, NA (“U.S. Bank”), located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 is custodian of the Existing Funds’ investments.  U.S. Bank will serve as the custodian for the New Funds following the Reorganization.  Similar to the services provided to the Existing Funds, U.S. Bank will act as the New Funds’ depository, safe keep their portfolio securities, collect all income and other payments with respect thereto, disburse funds at the New Funds’ request and maintain records in connection with its duties.

Other Information

Operation of the Existing Funds.  The principal executive offices of USA MUTUALS are located at 700 N. Pearl Street, Suite 900, Dallas, Texas 75201.  The Board of Trustees of USA MUTUALS supervises the business activities of each Existing Fund.

Incorporation by Reference.  The Prospectus and SAI of each Existing Fund are incorporated by reference.

The Proxy.  The Board of Trustees of USA MUTUALS is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting.  A proxy for voting your shares at the meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the meeting.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of USA MUTUALS revoking the proxy, or (3) attending and voting in‑person at the Meeting.

Voting Securities And Voting.  Shareholders of record of the Existing Funds at the close of business on October 21, 2020, are entitled to vote at the meeting or at any adjournments thereof.  As of October 21, 2020, there were issued and outstanding the following number of shares for each share class of each Existing Fund:

Fund	Number of Shares
USA Mutuals Vitium Global Fund
Institutional Class	235,980
Investor Class	3,101,734
Class A	249,826
Class C	287,969
USA Mutuals Navigator Fund
Institutional Class	3,144,432
Class Z	N/A

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held.  Shareholders of each Existing Fund will vote separately on the Proposed Reorganization, without regard to the class of shares held.  The presence at the meeting of holders of 1/3 of the outstanding shares of each Existing Fund entitled to vote, in-person or by proxy, shall constitute a quorum for the meeting for that Existing Fund.  A quorum being present, the Existing Funds will adopt a proposal if a majority of those present vote to approve the proposal.  Consummation of the Reorganization with respect to any particular Existing Fund is not contingent upon shareholders of the other Existing Fund approving the Reorganization and may be consummated with respect to any Existing Fund where shareholder approval of the Reorganization has been obtained.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted.  For this reason, abstentions and broker non-votes will assist an Existing Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Existing Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Existing Fund, without further notice to the shareholders of the Existing Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present.  If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.  At any adjourned meeting, USA MUTUALS may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed.  If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting.  The USA MUTUALS Board of Trustees is not aware of any other matters to come before the meeting.

Solicitation of Proxies.  AST Fund Solutions, LLC, has been engaged to provide tabulation and solicitation services.  Employees of the Adviser, U.S. Bancorp or Compass Distributors, LLC, service providers to the Existing Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so.  We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identify when you authorize your proxy in that manner.

Shareholder Proposals.  USA MUTUALS has not received any shareholder proposals to be considered for presentation at the meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in USA MUTUALS’ Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in USA MUTUALS’ proxy materials must be received by USA MUTUALS within a reasonable time before the solicitation is made.  The fact that USA MUTUALS receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to, USA MUTUALS, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701.

Proxy Delivery.  If you and another shareholder share the same address, USA MUTUALS may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to USA MUTUALS if you wish to receive a separate copy of the Proxy Statement, and USA MUTUALS will promptly mail a copy to you.  You may also call or write to USA MUTUALS if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call USA MUTUALS toll-free at 1-866-264-8783, or write USA MUTUALS c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701.

Security Ownership

Security Ownership of Management and Certain Beneficial Owners.  The following table provides information on shareholders who owned of record or, to the knowledge of each Existing Fund, beneficially, more than 5% of any class of an Existing Fund’s outstanding shares as of the Record Date.  As of the Record Date, and except as noted in the table below, USA MUTUALS knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of any class of an Existing Fund.

USA Mutuals Vitium Global Fund – Institutional Class
Name and Address	% Shares	Type of Ownership
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue Mail Code MO3970 St. Louis, MO 63103-2287	34.15%	Record

LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	21.39%	Record

Charles Schwab & Co., Inc. Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905	15.88%	Record

USA Mutuals Vitium Global Fund – Investor Class
Name and Address	% Shares	Type of Ownership
National Financial Services LLC Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	22.16%	Record

Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	16.99%	Record

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	11.19%	Record

USA Mutuals Vitium Global Fund – Class A
Name and Address	% Shares	Type of Ownership
Raymond James & Associates Inc. FBO Dumbarton LLC 815 Idlewyld Drive Ft. Lauderdale, FL 33301-2734	25.73%	Record

LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	14.11%	Record

Pershing LLC 1 Pershing Plaza, 14th Floor Jersey City, NJ 07399-0001	12.88%	Record

Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue Mail Code MO3970 St. Louis, MO 63103-2287	12.48%	Record

Ameriprise Financial Services LLC 707 2nd Avenue S. Minneapolis, MN 55402-2405	12.23%	Record

USA Mutuals Vitium Global Fund – Class C
Name and Address	% Shares	Type of Ownership
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue Mail Code MO3970 St. Louis, MO 63103-2287	29.57%	Record

LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	8.12%	Record

Ameriprise Financial Services LLC 707 2nd Avenue S. Minneapolis, MN 55402-2405	7.75%	Record

National Financial Services LLC Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6.10%	Record

Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5.36%	Record

USA Mutuals Navigator Fund – Institutional Class
Name and Address	% Shares	Type of Ownership
National Financial Services LLC Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	38.42%	Record

Pershing LLC 1 Pershing Plaza, 14th Floor Jersey City, NJ 07399-0001	18.23%	Record

LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	14.95%	Record

Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	14.90%	Record

As of the Record Date, no shareholder of any Existing Fund would be deemed to be a “control person” (as that term is defined in the 1940 Act) of any such Existing Fund because it beneficially owns, directly or indirectly, more than 25% of the outstanding shares of the Existing Fund, by virtue of its fiduciary roles with respect to its clients or otherwise.  A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes.  In this regard, if a control person owns a sufficient number of an Existing Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Existing Fund shareholders.

Security Ownership Of Management.  As of December 31, 2019, Mr. Sapio beneficially owned less than one percent of the Investor Class shares of the USA Mutuals Vitium Global Fund.  No other Trustees or officers of USA MUTUALS beneficially owned shares of the Funds as of December 31, 2019.

During the two most recently completed calendar years, neither the Independent Trustees, nor an immediate family member of such Independent Trustee, has owned securities beneficially, or of record, in the Adviser, Compass Distributors, LLC or any of their affiliates. Accordingly, neither the Independent Trustees of USA MUTUALS, nor any of their immediate family members, has or had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, Compass Distributors, LLC or any of their affiliates.

AVAILABLE INFORMATION

USA MUTUALS and Northern Lights are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC.  Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

FINANCIAL HIGHLIGHTS

Following the Reorganizations, each Existing Fund will be the accounting survivor.  The Existing Fund’s audited financial highlights for the past five fiscal years were derived from financial statements audited by Cohen & Company, Ltd., the Existing Funds’ independent registered public accounting firm, whose report, along with the Existing Funds’ financial statements and notes thereto, are included in the Existing Funds’ March 31, 2020 Annual Report. The audited financial statements and related report of Cohen & Company, Ltd. from the Existing Funds’ March 31, 2020 Annual Report are incorporated by reference herein.

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PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPESETTING PURPOSES ONLY
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free at **(800) 714-3306** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

USA Mutuals

The undersigned, revoking prior proxies, hereby appoints Name of the undersigned, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of USA Mutuals (the "Trust") to be held at 735 N. Water Street, Suite 541, Milwaukee, Wisconsin 53202 on December 11, 2020, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 714-3306**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 11, 2020. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/usamutuals/docs/2020.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

USA Mutuals

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EXHIBIT A
(form of)

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [  ], 2020, among Northern Lights Fund Trust IV, a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH  45246 (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”); USA MUTUALS, a Delaware statutory trust, with its principal place of business at 700 North Pearl Street, Suite 900, Dallas, TX  75201 (“Current Trust”), on behalf of each series thereof listed under the heading “Existing Funds” on Schedule A (each, an “Existing Fund”); and, solely for purposes of paragraphs 5.7, 5.8 and 6, USA Mutuals Advisors, Inc., investment adviser to the New Funds and Existing Funds (“USA Mutuals Advisors”).  (Each of New Trust and Current Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Existing Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions~~,~~ and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on its own or that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  Each reorganization will involve an Existing Fund’s changing its identity -- by converting from a series of Current Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Existing Fund’s liabilities, (2) distributing those shares pro rata to that Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).  The consummation of any particular Reorganization shall not be contingent on the consummation of any other Reorganization.

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each respective Fund that is a series thereof and, in the case of each Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Funds offer multiple classes of shares, which vary by Fund, designated, as applicable, Institutional Class shares (both Existing Funds), Investor Class, Class A and Class C shares (USA Mutuals Vitium Global Fund only), and Class Z shares (USA Mutuals Navigator Fund only) (“Institutional Class Existing Fund Shares,” “Investor Class Existing Fund Shares,” “Class A Existing Fund Shares,” “Class C Existing Fund Shares,” and “Class Z Existing Fund Shares” respectively, and collectively, “Existing Fund Shares”).  Each New Fund also will offer multiple classes of shares, which vary by Fund but mirror the share classes of the corresponding Existing Fund, designated, as applicable, Institutional Class, Investor Class, Class A, Class C and Class Z (“Institutional Class New Fund Shares,” “Investor Class New Fund Shares,” “Class A New Fund Shares,”  “Class C New Fund Shares” and “Class Z New Fund Shares”  respectively, and collectively, “New Fund Shares”).  The identically designated classes of shares of each Existing Fund and each New Fund are substantially similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION

1.1. Subject to the requisite approval of each Existing Fund’s shareholders and the terms and conditions set forth herein, each Existing Fund shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the corresponding New Fund.  In exchange therefor, each New Fund shall:

 (a) issue and deliver to the corresponding Existing Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding; (2) Investor Class New Fund Shares equal to the number of full and fractional Investor Class Existing Fund Shares then outstanding; (3) Class A New Fund Shares equal to the number of full and fractional Class A Existing Fund Shares then outstanding; (4) Class C New Fund Shares equal to the number of full and fractional Class C Existing Fund Shares then outstanding; and (5) Class Z New Fund Shares equal to the number of full and fractional Class Z Existing Fund Shares, if any, then outstanding; and

     (b) assume all of the corresponding Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including, without limitation, interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records that each Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on each Existing Fund’s books at that time.  No Existing Fund has any unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3 The Liabilities shall consist of all liabilities of Existing Funds’, whether known or unknown, accrued or contingent, debts, obligations and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by USA Mutuals Advisors pursuant to paragraph 6.  Notwithstanding the foregoing, the Existing Funds will endeavor to discharge all their known liabilities, debts, obligations and duties before the Effective Time.

1.4 At or before the Closing, each New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), each Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on each New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Institutional Existing Fund Shares shall be credited with the number of full and fractional Institutional New Fund Shares due that Shareholder, and likewise for each Shareholder that holds Investor Class, Class A, Class C or Class Z shares).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on each Existing Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 All computations of value shall be made by U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) in accordance with its regular practice in pricing the shares and assets of each Fund, subject to confirmation by New Trust’s administrator.

1.6 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on each Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of an Existing Fund to a public authority, including the responsibility for filing any regulatory report, tax return or other document with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, local tax authorities, or any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that any New Fund that has begun operations prior to the Effective Time shall be responsible for preparing and filing any required Form N-PORT or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, no Existing Fund shall conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) each Existing Fund shall be terminated as a series of Current Trust and (b) Current Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect each Existing Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [  ], 2020 (“Effective Time”).  The Closing shall be held at the offices of [INSERT NAME AND ADDRESS].

2.2 Current Trust shall direct the custodian of each Existing Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the corresponding New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by each Existing Fund to the corresponding New Fund, as reflected on such New Fund’s books immediately after the Effective Time, does or will conform to that information on the corresponding Existing Fund’s books immediately before the Effective Time.

2.3 Current Trust shall direct its transfer agent to deliver at the Closing (a) to New Trust, a Certificate (1) verifying that the Existing Funds’ shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Funds’ shareholder records in the names of the Shareholders and (b) to Current Trust, a confirmation, or other evidence satisfactory to Current Trust, that the New Fund Shares to be credited to each corresponding Existing Fund at the Effective Time have been credited to such Existing Fund’s account on those records.

2.4 New Trust shall deliver at the Closing an opinion of its counsel, Thompson Hine LLP (“Counsel”), as described in Section 5.4.

2.5 Current Trust shall deliver to New Trust and Northern Lights, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Existing Funds’ books at an estimated fair market value provided by an authorized pricing vendor for each Existing Fund.

2.6 At the Closing, each Investment Company shall deliver to the other any (a) bill of sale, check, assignment, share certificate, receipt or other document the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Current Trust, on each Existing Fund’s behalf, represents and warrants to New Trust, on the corresponding New Fund’s behalf, as follows:

(a) Current Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust, dated March 20, 2001, is on file with the SEC via EDGAR, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Each Existing Fund is a duly established and designated series of Current Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Current Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Current Trust, with respect to each Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Current Trust will have good and marketable title to the Assets for Existing Funds’ benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Funds’ behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Current Trust, with respect to each Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Current Trust’s Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease or other undertaking (each, an “Undertaking”) to which Current Trust, on any Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Current Trust, on any Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of each Existing Fund (other than this Agreement and certain investment contracts including options, futures, forward contracts and swap agreements) will terminate, or (2) provision for discharge and/or each New Fund’s assumption of any liabilities of the corresponding Existing Fund thereunder will be made, without either affected Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Current Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to Current Trust’s knowledge, threatened against Current Trust, with respect to any Existing Fund or any of its properties or assets attributable or allocable to Existing Fund, that, if adversely determined, would materially and adversely affect such Existing Fund’s financial condition or the conduct of its business; and Current Trust, on each Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body or arbitrator that materially and adversely affects any Existing Fund’s business or Current Trust’s ability to consummate the transactions contemplated hereby;

(h) Each Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended March 31, 2020, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Current Trust has furnished to New Trust) present fairly, in all material respects, each Existing Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since March 31, 2020, there has not been any material adverse change in any Existing Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by any Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities Existing Fund holds, the discharge of Existing Fund liabilities or the redemption of any Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of any Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Current Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and each Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) For federal income tax purposes, no Existing Fund is classified as a partnership, and instead each is classified as an association that is taxable as a corporation, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; each Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), each Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; no Existing Fund has at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and no Existing Fund has earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Current Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on such Existing Fund’s shareholder records, as provided in paragraph 2.3; and no Existing Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m) Each Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) No Existing Fund is under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of any Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) Existing Funds’ current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by Current Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Declaration permits Current Trust to vary its shareholders’ investment; Current Trust does not have a fixed pool of assets; and each series thereof (including each Existing Fund) is a managed portfolio of securities, and USA Mutuals Advisors has the authority to buy and sell securities for each Existing Fund;

(s) Each Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus; and

(t) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 New Trust, on each New Fund’s behalf, represents and warrants to Current Trust, on each respective Existing Fund’s behalf, as follows:

(a) New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Certificate of Trust, dated June 2, 2015, is on file with the Secretary of State of Delaware, (2) at the Effective Time, it will be duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) At the Effective Time, each New Fund will be a duly established and designated series of New Trust; no New Fund has commenced operations and none will do so until after the Closing; and, immediately before the Closing, each New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing each corresponding Existing Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to each New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by any New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and each New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) New Trust, with respect to each New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Agreement and Declaration of Trust, dated June 2, 2015, and as amended July 18, 2019 (“Instrument”), or any Undertaking to which New Trust, on any New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on any New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to any New Fund or any of its properties or assets attributable or allocable to any New Fund, that, if adversely determined, would materially and adversely affect such New Fund’s financial condition or the conduct of its business; and New Trust, on each New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects any New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h) For federal income tax purposes, no New Fund is (or will be) classified as a partnership, and each instead is (and will be) classified as an association that is taxable as a corporation, and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service; no New Fund has filed any federal or state income tax return and each will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; each New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the corresponding Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, such New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and each New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The New Fund Shares to be issued and delivered to each corresponding Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j) There is no plan or intention for any New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Assuming the truthfulness and correctness of Current Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of any New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l) Immediately after the Effective Time, no New Fund will be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m) The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Current Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n) The New Trust trustees have each received copies of all examinations, reports, letters, orders and any other relevant documentation related to any state securities regulator, SEC or FINRA examination received by USA Mutuals Advisors in the last two years; and

(o) The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including each New Fund after it commences operations) will be a managed portfolio of securities, and USA Mutuals Advisors will have the authority to buy and sell securities for each New Fund.

3.3 Each Investment Company, on its Funds’ behalf, represents and warrants to the other Investment Company, on its Funds’ behalf, as follows:

(a) No governmental consent, approval, authorization, or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consent, approval, authorization or order of any court is required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Current Trust’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy”), and (3) consents, approvals, authorizations and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the corresponding New Fund to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to any Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by any Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by any New Fund, USA Mutuals Advisors or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to any Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the corresponding New Fund will hold the same assets and be subject to the same liabilities that the corresponding Existing Fund held or was subject to immediately before the Reorganization; and the amount of all redemptions and distributions (other than regular, normal dividends) such Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4. COVENANTS

4.1 Current Trust covenants to call a meeting of Existing Funds’ shareholders no later than [  ], 2020 to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 Current Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Existing Fund Shares.

4.3 Current Trust covenants that it will turn over its books and records pertaining to every Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered any assignment or other instrument, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Funds’ behalf, title to and possession of all the Assets, and (b) Current Trust, on Existing Funds’ behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws it deems appropriate to commence and continue New Funds’ operations after the Effective Time.

4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Existing Fund’s shareholders at the Shareholders Meeting.  The consummation of a Reorganization between an Existing Fund and the corresponding New Fund shall not be contingent on: (i) the Boards’ approval of the other Reorganization; (ii) approval by shareholders of the other Existing Fund; or (iii) the consummation of the other Reorganization;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders and permits of federal, state and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3     At the Effective Time, no action, suit or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4     The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

           (a)  Each New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by each corresponding Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

     (b)  No Existing Fund will recognize gain or loss on the transfer of its Assets to the corresponding New Fund in exchange solely for Shares of such New Fund and New Fund’s assumption of the Liabilities of the corresponding Existing Fund or on the subsequent distribution of those shares to the Shareholders in exchange for their corresponding Existing Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization;

     (c)  No New Fund will recognize gain or loss on its receipt of the Assets of the corresponding Existing Fund in exchange solely for its New Fund Shares and its assumption of the Liabilities of the corresponding Existing Fund;

     (d)  Each New Fund’s basis in each Asset will be the same as the corresponding Existing Fund’s basis therein immediately before the Reorganization, and each New Fund’s holding period for each Asset will include the corresponding Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

     (e)  A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f)  A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis immediately prior to the Reorganization in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds the Existing Fund Shares as capital assets at the Effective Time; and

     (g)  For purposes of section 381 of the Code, each New Fund will be treated as the corresponding Existing Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of an Existing Fund’s taxable year, each Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of each Existing Fund’s taxable year before the Reorganization will be included in the corresponding New Fund’s taxable year after the Reorganization.

Notwithstanding the foregoing, the Tax Opinion may be subject to customary qualifications and limitations stated therein; for example, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.5              Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued for each New Fund, as applicable, one Institutional Class New Fund Share, one Investor Class New Fund Share, one Class A New Fund Share, and one Class C New Fund Share (“Initial Shares”) to USA Mutuals Advisors or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as each New Fund’s sole initial shareholder;

5.6              New Trust, on New Funds’ behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for each New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by USA Mutuals Advisors, or its affiliate as each New Fund’s sole initial shareholder;

5.7               Before the Closing, all liabilities of Existing Funds and USA MUTUALS (with respect to any Existing Fund) to service providers of the Existing Funds have been paid in full;

5.8               At any time before the Closing, Northern Lights has executed an expense limitation agreement on behalf of New Funds, the terms of which are consistent with those described in the Proxy; and

5.9              At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Funds’ shareholders’ interests.

6.  EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), USA Mutuals Advisors shall bear the entirety of the total Reorganization Expenses.  The Reorganization Expenses include (1) preparing and filing Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental Blue Sky fees, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.  ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty or covenant not set forth herein.  This Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that, notwithstanding the foregoing, Sections 1.7, 1.8, 4.3, 4.5, 4.7, 6 and 7 shall survive the Closing.

8.  TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1              By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [  ], 2021 or such other date as to which the Investment Companies agree; or

8.2               By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.  AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding each Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.  SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.  MISCELLANEOUS

11.1           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2            Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Funds’ behalf, or Current Trust, on Existing Funds’ behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Funds but are only binding on and enforceable against its property attributable to and held for the benefit of its Funds (“Funds’ Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Funds’ behalf, shall look only to the other Funds’ Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4            This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST IV, on behalf of each New Fund listed on Schedule A

By:  Wendy Wang
President

_________________________________

USA MUTUALS, on behalf of each Existing Fund listed on Schedule A

By:  Richard A. Sapio
President

_________________________________

USA MUTUALS, ADVISORS, INC., with respect to paragraphs 5.7, 5.8 and 6

By:  [INSERT NAME AND TITLE]

__________________________________

SCHEDULE A

EXISTING FUNDS (series of USA MUTUALS)	To be Reorganized into	NEW FUNDS (series of Northern Lights Fund Trust IV)
USA Mutuals Vitium Global Fund	è	USA Mutuals Vitium Global Fund
USA Mutuals Navigator Fund	è	USA Mutuals Navigator Fund